ASSET RETIREMENT OBLIGATION	12 Months Ended
Dec. 31, 2013
ASSET RETIREMENT OBLIGATION [Text Block]
7.	ASSET RETIREMENT OBLIGATION

	December 31, 2013	December 31, 2012

Balance, beginning of year	$187,395	$171,395
Change in obligation	—	—
Accretion expense	16,000	16,000
Balance, end of year	$203,395	$187,395

The Company has a legal obligation associated with its mineral properties for clean up costs when work programs are completed.

The undiscounted amount of cash flows, required over the estimated reserve life of the underlying assets, to settle the obligation, adjusted for inflation, is estimated at $220,000 (2012 - $220,000). The obligation was calculated using a credit- adjusted risk free discount rate of 10% and an inflation rate of 2%. It is expected that this obligation will be funded from general Company resources at the time the costs are incurred. The Company has been required by the Ghanaian government to post a bond of US$221,322 which has been recorded in restricted cash.